                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        APRIL 9, 2001
                                                --------------------------------


                              CATHAY BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-18630                   95-4274680
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


           777 NORTH BROADWAY, LOS ANGELES, CALIFORNIA      90012
--------------------------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:       (213) 625-4700
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 9, 2001, Cathay Bancorp, Inc. issued the following press release:

CATHAY BANCORP ANNOUNCES STOCK REPURCHASE OF UP TO $15 MILLION

Los Angeles, Calif., April 9 /PRNewswire/ -- Cathay Bancorp, Inc. (Nasdaq: CATY
- NEWS), announced today that its Board of Directors authorized a stock repurchase program of up to $15 million worth of shares of its common stock.

Cathay Bancorp intends to repurchase shares under the program, from time to time, in the open market or through negotiated purchases throughout the year, under conditions which allow such repurchases to be accretive to earnings while maintaining capital ratios that exceed the guidelines for a well capitalized financial institution.

Cathay Bancorp is a publicly owned company with total assets exceeding $2.2 billion. Its wholly-owned subsidiary, Cathay Bank, serves the Chinese American community with 21 branches in the states of California, New York and Texas. Cathay Bank also operates two overseas representative offices in Hong Kong and Taipei, respectively. Cathay Bank's web site can be found at WWW.CATHAYBANK.COM.

FORWARD-LOOKING STATEMENTS

Statements made in this press release, other than statements of historical fact, are forward-looking statements within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees. They involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Cathay Bancorp to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include those described in Cathay Bancorp's Annual Report on Form 10-K for the year ended December 31, 2000, its Quarterly Reports on Form 10-Q and other filings it makes with the Securities and Exchange Commission from time to time. Cathay Bancorp has no intention and undertakes no obligation to update any forward-looking statements or to publicly announce the results of any revision of any forward-looking statement to reflect future developments or events.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  APRIL 9, 2001

                                                  CATHAY BANCORP, INC.



                                                  By:  /s/ DUNSON K. CHENG
                                                       -------------------------
                                                       Dunson K. Cheng
                                                       Chairman and President